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                                                                    EXHIBIT 99.1

                   AMERICA'S HEALTH CHOICE MEDICAL PLANS, INC.

                              MANAGEMENT AGREEMENT

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                                TABLE OF CONTENTS
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ARTICLE I. DEFINITIONS.....................................................................................       1
  1.1  Agreement...........................................................................................       1
  1.2  AHC Account.........................................................................................       1
  1.3  HMO Expenses........................................................................................       1
  1.4  HMO Operations......................................................................................       2
  1.5  HMO Revenue.........................................................................................       2
  1.6  Management Fee......................................................................................       2
  1.7  Medical Resources...................................................................................       2
  1.8  Medical Services....................................................................................       2
  1.9  Provider or Providers...............................................................................       2
  1.10 Term................................................................................................       2

ARTICLE II. APPOINTMENT AND AUTHORITY OF MANAGER...........................................................       3
  2.1  Appointment.........................................................................................       3
  2.2  Authority...........................................................................................       3
  2.3  Restricted Activities...............................................................................       4

ARTICLE III. COVENANTS AND RESPONSIBILITIES OF MANAGER.....................................................       4
  3.1  Management and Administration.......................................................................       4
  3.2  Non-exclusivity.....................................................................................       4
  3.3  Fiscal Matters......................................................................................       4
  3.4  Reports and Records.................................................................................       5
  3.5  Legal Actions.......................................................................................       5
  3.6  Confidentiality.....................................................................................       5
  3.7  Reinsurance.........................................................................................       5

ARTICLE IV. REPRESENTATIONS, COVENANTS AND RESPONSIBILITIES OF AHC.........................................       5
  4.1  Organization and Operation..........................................................................       5
  4.2  Medical Services....................................................................................       5
  4.3  Tax Returns and Taxation Matters....................................................................       6
  4.4  Access..............................................................................................       6
  4.5  AHC's Insurance.....................................................................................       6
  4.6  Employees...........................................................................................       6

ARTICLE V. FINANCIAL ARRANGEMENTS..........................................................................       6

ARTICLE VI.  TERM AND TERMINATION..........................................................................       6
  6.1  Initial and Renewal Term............................................................................       6
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
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  6.2  Termination.........................................................................................       6
  6.3  Effects of Termination..............................................................................       8
  6.4  Actions Following Termination.......................................................................       8

ARTICLE VII. INDEMNIFICATION...............................................................................       8
  7.1  Indemnification by Manager..........................................................................       8
  7.2  Indemnification by AHC..............................................................................       8

ARTICLE VIII. MISCELLANEOUS...............................................................................        9
  8.1  Independent Relationship...........................................................................        9
  8.2  Notices............................................................................................        9
  8.3  Governing Law......................................................................................        9
  8.4  Assignment.........................................................................................        9
  8.5  Government Access..................................................................................       10
  8.6  Enforcement........................................................................................       10
  8.7  Force Majeure......................................................................................       10
  8.8  Invalid Provisions.................................................................................       10
  8.9  Amendments and Modification to Agreement...........................................................       10
  8.10 Amendments and Agreement Execution.................................................................       10
  8.11 Entire Agreement...................................................................................       10
  8.12 HIPAA Business Associate Agreement.................................................................       11
  8.13 Arbitration........................................................................................       11
  8.14 Cancellation.......................................................................................       11

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                              MANAGEMENT AGREEMENT

      This Management Agreement is made and entered into to be effective as of this 30th day of May, 2006, by and between NewQuest Management of Florida, LLC, a Florida limited liability company ("Manager"), and America's Health Choice Medical Plans, Inc., a Florida corporation licensed as a health maintenance organization to operate in the State of Florida ("AHC").

                              W I T N E S S E T H:

      WHEREAS, AHC is engaged in the business of providing, or arranging for the provision of, health care to persons enrolled in its health maintenance organization;

      WHEREAS, Manager was organized for the purpose of providing management and administrative services to health plans, physician networks, and other health care entities;

      WHEREAS, AHC desires to engage Manager to provide certain management and administrative services relating to AHC's health maintenance organization;

      WHEREAS, Manager desires to provide AHC with such management and administrative services, all upon the terms and conditions set forth in this Agreement.

      NOW THEREFORE, for and in consideration of the mutual terms, covenants and conditions established in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows.

                             ARTICLE I. DEFINITIONS

      For the purposes of this Agreement, the following terms shall have the meanings ascribed thereto in this section or above.

1.1 Agreement. The term "Agreement" shall mean this Management Agreement by and between Manager and AHC and any amendments as may be adopted as provided in this Agreement.

1.2 AHC Account. The term "AHC Account" shall mean the bank account of AHC as described in Section 3.3.1 hereof.

1.3 HMO Expenses. The term "HMO Expenses" shall mean all operational expenses incurred by AHC in the ordinary course of business and determined in accordance with AHC's historical statutory accounting principles, consistently applied, that relate to the period from and after the date hereof. Notwithstanding the foregoing, in no event will HMO Expenses include (i) costs and expenses associated with the negotiation and execution of this Agreement or any other agreement between AHC (or its stockholders) and Manager (or its affiliates); (ii) lease expenses related to the Clinics; (iii) any expense related to employees of AHC who are not primarily dedicated to the HMO Operations; (iv) any expense related to employees of AHC who provide services that would ordinarily

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      be provided by an employee of a Provider; (v) any medical expenses related to AHC's Medicare and Medicaid members; (vi) compensation expense for Dr. Walter Janke in excess of $33,333.33 per month; (vii) all drug costs related to the operation of AHC's stand-alone prescription drug plan;
      (viii) reinsurance payments for the benefit of Medical Resources, LLC;
      (ix) marketing payments to America's Health Choice of Palm Beach, Inc. or Medical Resources, LLC; and (x) compensation expense for members of Dr. Walter Janke's immediate family other than payments in the ordinary course of business to (A) Innoapp, LLC pursuant to that certain Information Technology Services Agreement, dated February 1, 2006 by and between INNOAPP, LLC and AHC and (B) Intramed, Inc. pursuant to that certain Mail Order Pharmacy Agreement, dated January 1, 2005, by and between Intramed Inc. and AHC. Notwithstanding anything contained herein to the contrary, the amount of HMO Expenses shall in no event exceed 11.0% of AHC's HMO Revenue.

1.4 HMO Operations. The term "HMO Operations" shall mean those services directly or indirectly attributable to AHC's health maintenance organization business.

1.5 HMO Revenue. The term "HMO Revenue" shall mean all revenue of AHC earned or accrued on or after the date hereof related to the HMO Operations (other than premium revenue from the Centers for Medicare and Medicaid Services related exclusively to members of AHC's stand-alone prescription drug plan, investment income, and payments received relating to reinsurance and subrogations that relate to events that occurred prior to the date hereof), including, without limitation, premium revenue and other fees, in each case determined in accordance with AHC's historical statutory accounting principles, consistently applied. HMO Revenue shall not be increased or decreased, as applicable, to reflect any payments received by AHC from, or any payments by AHC to, the Centers for Medicare and Medicaid Services ("CMS") attributable to periods prior to the date hereof.

1.6 Management Fee. The term "Management Fee" shall mean Manager's compensation as described in Article V.

1.7 Medical Resources The term "Medical Resources" means Medical Resources, LLC, a Florida limited liability company.

1.8 Medical Services. The term "Medical Services" shall mean general medical, specialty and other health care services provided by Providers to AHC members pursuant to benefit contracts between AHC and such members.

1.9 Provider or Providers. The term "Provider" or "Providers" shall mean licensed professionals, Medical Resources, hospitals, and other health care providers who provide services to AHC members.

1.10 Term. "Term" shall mean the initial and any renewal periods of duration of this Agreement as described in Section 6.1.

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                ARTICLE II. APPOINTMENT AND AUTHORITY OF MANAGER

2.1 Appointment. AHC appoints Manager as its agent for the management and administration of its HMO Operations, and Manager accepts such appointment, subject to the provisions of this Agreement. Manager shall perform the services described in this Agreement for the account of and as the agent of AHC.

2.2 Authority Consistent with the provisions of this Agreement, Manager shall have the responsibility and commensurate authority to supervise, consult in, and manage AHC's HMO Operations and, subject to the general direction and control of AHC, shall have responsibility for coordinating all business and administrative activities of the HMO Operations, including, but not limited to,

      2.2.1 managing the operational, fiscal and reporting requirements of the HMO Operations;

      2.2.2 establishing and administering accounting procedures, controls and systems for the development, preparation, and keeping of records and books of accounting relating to the business and affairs of the HMO Operations;

      2.2.3 establishing and monitoring procedures to promote the consistency, quality, appropriateness and medical necessity of Medical Services provided by Providers to members;

      2.2.4 designing and implementing utilization and disease management programs

      2.2.5 assisting AHC in applying for and obtaining and maintaining all federal, state, and local licenses and permits necessary for the operation of the HMO Operations;

      2.2.6 advising AHC with respect to, and negotiating on AHC's behalf, subject to AHC's approval, all contractual arrangements with third party providers and others;

      2.2.7 establishing and administering procedures to evaluate the professional skills of potential third party providers and the credentialing standards and procedures of AHC;

      2.2.8 establishing and maintaining standards for contracting with Providers and the performance of Providers pursuant to contracts; and

      2.2.9 coordinating marketing, member enrollment, network development, and customer service programs.

      The parties acknowledge and agree that, in providing the services specified in this Agreement, Manager will cooperate and assist AHC's management team and employees. Manager may provide such services at AHC's place of business or at other locations selected by Manager. The parties acknowledge and agree that the Providers, and not Manager, shall be responsible and liable for and shall have complete authority, supervision, and control over the provision of all Medical Services performed for members and that all diagnoses, treatments and procedures related to Medical Services shall be provided and performed under the supervision of Providers.

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2.3   Restricted Activities. Notwithstanding anything contained in this
      Agreement to the contrary, during the term of this Agreement, Manager shall not, without the consent of the CEO of AHC, take the following actions with respect to AHC:

      2.3.1 acquire, dispose of or encumber any capital assets;

      2.3.2 permit any increase in the rate of remuneration payable by it to any employee of AHC, or effect any general wage increase or material increase in fringe benefits other than in the ordinary course of business;

      2.3.3 make any material changes or modifications to any agreement to which AHC is a party except in the ordinary course of business;

      2.3.4 make any material commitment for capital expenditures;

      2.3.5 hire any new employees or terminate the services of any employees of AHC;

      2.3.6 incur any indebtedness for AHC or incur any material liability other than in the ordinary course of business;

      2.3.7 institute any legal action against a third party or enter into any settlement or any agreement to settle any pending litigation or administrative action; and

      2.3.8 change any software of the Company.

             ARTICLE III. COVENANTS AND RESPONSIBILITIES OF MANAGER

3.1 Management and Administration. During the Term of this Agreement, Manager shall at all times act in good faith and exercise reasonable and prudent business judgment in providing the management and administrative services described in this Agreement.

3.2 Non-exclusivity. AHC acknowledges that Manager and its affiliates will participate in a wide range of business activities, some of which could be in competition with the HMO Operations, and will not devote their full time and attention to AHC. Manager and its personnel and affiliates shall not have an obligation to provide services to AHC exclusively. This Agreement shall not prevent Manager or its personnel or affiliates from performing services for others.

3.3   Fiscal Matters.

      3.3.1 Administration of Funds. Manager shall deposit any monies or other assets it receives for any reason on behalf of AHC in the AHC Account.

      3.3.2 Annual Budget. Manager shall assist AHC in the preparation of an annual operational budget for the HMO Operations for each fiscal year ("Budget") at least sixty (60) days prior to the commencement of each fiscal year of AHC, which shall be the calendar year, setting forth an estimate of the revenues and expenses of the HMO Operations. Such Annual Budget shall be effective upon approval by the Board of AHC.

      3.3.3 Accounting and Financial Records. Manager shall assist AHC in preparing, as soon as practicable after the end of each fiscal year but in no account longer than 90 days,

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            a balance sheet and a profit and loss statement reflecting the financial status of the HMO Operations as of the end of such prior fiscal year. Additionally, Manager shall assist AHC in preparing, within 30 days after the end of the month, monthly financial statements of the HMO Operations for the immediately preceding month.

      3.3.4 Access. AHC shall have the right during normal business hours and upon reasonable notice to audit, examine, and make copies of any books of account maintained by Manager relating to the HMO Operations.

      3.3.5 Audit. At the request of AHC, Manager will arrange for and cooperate in the conduct of an independent audit or other financial review of the financial records of the HMO Operations.

3.4 Reports and Records. Manager shall timely create, prepare and file such reports and records as are reasonably necessary and appropriate in connection with the provision of Manager's services and as are reasonably requested by AHC.

3.5 Legal Actions. As reasonably requested by AHC, Manager shall, at AHC's sole cost and expense, advise and engage assistance on behalf of AHC in instituting or defending, in the name and on behalf of AHC, all legal actions or proceedings by or against third parties arising out of the HMO Operations. Any such costs and expenses incurred after the date hereof shall be an HMO Expenses.

3.6 Confidentiality. Manager shall keep confidential and shall cause its personnel to keep confidential any financial, statistical, personal, personnel, or patient information obtained or encountered relating to the HMO Operations except as otherwise required by law.

3.7 Reinsurance. Manager shall, at AHC's request or if required by law, use its reasonable efforts to negotiate and obtain reinsurance for the HMO Operations. The cost of such reinsurance shall be paid by AHC or Medical Resources, LLC.

       ARTICLE IV. REPRESENTATIONS, COVENANTS AND RESPONSIBILITIES OF AHC

4.1 Organization and Operation. AHC shall at all times during the Term be and remain legally organized and authorized to conduct its business in a manner consistent with all applicable state and federal laws.

4.2 Medical Services. Throughout the Term, AHC shall arrange for, through its contracting Providers, Medical Services necessary to meet member service requirements. In providing such Medical Services, the Providers shall exercise independent medical judgment and shall have full authority over all Medical Services and all clinical decisions pertaining to the delivery of Medical Services. Administrative policies and management shall be consistent with the delivery of Medical Services in accordance with accepted standards of care.

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4.3   Tax Returns and Taxation Matters. AHC shall be responsible for the preparation of all appropriate tax returns and reports relating to the HMO Operations, at AHC's sole cost and expense. Any such cost or expense incurred after the date hereof shall be an HMO Expense.

4.4 Access. At all times during the Term, AHC shall permit Manager to have access to all books, records, and reports, contracts, agreements, licenses, survey, accreditations and any and all other information relating to the HMO Operations requested by Manager to perform its duties under this Agreement.

4.5 AHC's Insurance. Throughout the Term, AHC shall, at AHC's sole cost and expense, obtain and maintain with commercial carriers, self-insurance or some combination of these appropriate workers' compensation coverage for AHC's employed personnel and casualty and comprehensive general liability insurance covering AHC, AHC's personnel and all of AHC's equipment in such amounts, on such basis and upon such terms and conditions as the AHC Board and or applicable governmental agency deems appropriate. Any such cost or expense incurred after the date hereof shall be an HMO Expense.

4.6 Employees. During the Term, AHC shall use its reasonable best efforts to make and keep available the services of its management and other employees, and shall not, other than increases in base salary that are linked to changes in the cost of living index, increase the compensation paid to any of its employees without the prior written consent of Manager. All AHC employees assisting Manager in the performance of its duties hereunder will remain as employees of AHC on AHC's payroll and all liabilities relating to such employees shall be the responsibility of AHC (and shall, for avoidance of doubt, be HMO Expenses). Neither this Agreement nor the performance of duties by AHC employees at Manager's request is intended to or shall otherwise create an employer-employee relationship with any such AHC employees.

                       ARTICLE V. FINANCIAL ARRANGEMENTS

      During the Term, AHC shall pay Manager the Management Fee as set forth on Exhibit A.

                        ARTICLE VI. TERM AND TERMINATION

6.1 Initial and Renewal Term. The initial term of this Agreement will be 120 days. Following the initial term, this Agreement may be terminated by either of the parties, with or without cause, upon 90 days prior written notice to the other party, subject to the remainder of this Article VI.

6.2   Termination.

      6.2.1 Termination by Agreement. In the event AHC and Manager mutually agree in writing, this Agreement may be terminated on the date specified in such written agreement.

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      6.2.2 Termination on Notice for Default. If either party defaults in the performance of any obligation under this Agreement, the other party shall provide written notice detailing such default. The defaulting party shall have 30 days, or five days in the event of nonpayment of fees under Article V, following the giving of written notice of such default by the other party to cure the default to the other party's reasonable satisfaction. At the conclusion of the cure period, in the event the default has not been cured the party giving such notice shall have the right to immediately terminate this Agreement, without limiting any other rights or remedies that would otherwise be available.

      6.2.3 Termination for Insolvency. If either party becomes insolvent, or if any petition under bankruptcy or insolvency or for a reorganization or arrangement or other relief from creditors shall be filed by or against either party, or if either party shall make an assignment of all or substantially all of its assets for the benefit of its creditors or if a receiver, trustee, or similar officer or creditor's committee shall be appointed to take charge of any property of or to operate or wind up the affairs of either party, then the other party may by written notice immediately terminate this Agreement.

      6.2.4 Termination for Change in Statute or Regulation. If there shall be a change in the Medicare or Medicaid statutes, case laws, regulations or general instructions, the adoption of new legislation or a change in a third party reimbursement system, any of which materially and adversely affects the manner in which either party may perform or be compensated for its services under this Agreement, or AHC's ability to obtain reimbursement from Medicare or Medicaid (a "Change Event"), the parties agree to negotiate in good faith to modify the terms of this Agreement to comply with the Change Event to approximate as closely as possible the economic position of the parties prior to the Change Event. If the parties cannot reach an agreement on such modification within 30 days of the Change Event, either party may terminate this Agreement by written notice to the other party effective as of any future date specified in such notice, or such sooner date as may be required by the Change Event. Nothing in this Agreement shall be interpreted to require either party at any time to do anything that is illegal or contrary to statute.

      6.2.5 Termination Following Termination of Stock Purchase Agreement. In the event the Stock Purchase Agreement, dated the date hereof, between the shareholders of AHC and NewQuest, LLC (the "Stock Purchase Agreement") is terminated for any reason, either party shall have the right to terminate this Agreement upon thirty (30) days prior written notice to the other party, or such shorter period as shall be mutually agreed upon.

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6.3   Effects of Termination.

      6.3.1 General. Upon termination of this Agreement, neither party shall have any further obligations, except for (i) obligations accruing prior to the effective date of termination and (ii) obligations under Article V, VI and VII, and (iii) obligations or covenants that are expressly made to extend beyond the Term, which provisions shall survive the expiration or termination of this Agreement.

      6.3.2 Transitional Processes. Wherever possible, the parties shall develop a formal plan for the winding up of the relationship, return of documents, and general resolution of outstanding issues. Under any termination condition, the parties shall prepare a financial accounting, one to the other, and shall negotiate a settlement, subject as necessary to true-up, that shall permit both parties to conduct business or winding up of business in an effective and fair manner.

      6.3.3 Records. Upon the termination of this Agreement for any reason or cause whatsoever, each party shall return to the other party all books and records pertaining to such party's business, except as otherwise provided in this Agreement. In the event of a dispute or third party inquiry, each party shall have the right to review and copy any and all of the other party's books and records related to this Agreement unless otherwise restricted by law. In addition, each party has been privy to confidential business information about the other, and shall maintain such information as confidential, returning any materials of whatever nature that may pertain to such confidential business matters to the other.

6.4 Actions Following Termination. Following any notice of termination of this Agreement, the parties will fully cooperate in any and all matters relating to the winding up of Manager's activities. Notwithstanding this or any other provision, neither party relinquishes or waives any rights to any other remedies for breach of this Agreement by the other party.

                          ARTICLE VII. INDEMNIFICATION

7.1 Indemnification by Manager. Manager hereby releases and shall indemnify, defend and hold harmless AHC and its stockholders, affiliates and members, and each of their owners, members, managers, directors, officers, employees, representatives and agents, and each of their successors and assigns, from and against any and all claims, causes of action, proceedings, actions, liabilities, obligations, damages, fines, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and costs of investigation and defense (collectively, "Claims"), arising from or based on, directly or indirectly, in whole or in part, Manager's breach of any representation, warranty or covenant under this Agreement.

7.2 Indemnification by AHC. AHC hereby releases and shall indemnify, defend and hold harmless Manager and its owners, affiliates, and members, and each of their owners, members, managers, directors, officers, employees, representatives and agents, and each

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      of their successors and assigns, from and against any and all Claims, arising from or based on, directly or indirectly, in whole or in part, AHC's breach of any representation, warranty or covenant under this Agreement.

                          ARTICLE VIII. MISCELLANEOUS

8.1 Independent Relationship. It is mutually understood and agreed that AHC and Manager, in performing their respective duties and obligations under this Agreement, are at all times acting and performing as independent contractors with respect to each other, and nothing in this Agreement is intended and nothing shall be construed to create a partnership or joint venture relationship, or to allow Manager to exercise control or direction over the manner or method by which the Providers perform Medical Services or other professional health care services. Manager shall be the agent of AHC solely to perform Manager's obligations set forth in this Agreement that are related to the management of the HMO Operations and not with respect to provision of Medical Services.

8.2 Notices. Any notice, demand or communication required, permitted or desired to be given hereunder shall be deemed effectively given when delivered in person, when delivered when sent via overnight courier service, or four business days after mailed by prepaid certified or registered mail, return receipt requested, addressed as follows:

            AHC:

                    America's Health Choice Medical Plans, Inc.
                    1175 South US Highway One
                    Vero Beach, FL  32962
                    Attention:  Chief Executive Officer

            Manager:

                    NewQuest Management of Florida, LLC
                    44 Vantage Way, Suite 300
                    Nashville, Tennessee 37228
                    Attention:  Herbert Fritch

      or to such other address, or to the attention of such other person or officer, as any party may by written notice designate.

8.3 Governing Law. This Agreement has been executed and delivered in, and shall be governed by, and construed and enforced in accordance with the laws of the State of Florida.

8.4 Assignment. Except as may be specifically provided to the contrary, this Agreement shall insure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors, and assigns. Neither party may assign this Agreement without the prior written consent of the other party, which consent may not be unreasonably withheld.

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8.5   Government Access. The provisions of Section 952 of the Omnibus
      Reconciliation Act of 1980 (P.L. 96-499) providing for access by the Secretary of Health and Human Services and the Comptroller General to the books and records of the parties to the extent they provide services are incorporated in this Agreement.

8.6 Enforcement. In the event either party resorts to legal action to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover the costs and expenses of such action so incurred, including, without limitation, reasonable attorneys' fees.

8.7 Force Majeure. Except with respect to the parties respective payment obligations hereunder, neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, hurricanes, tornadoes, floods, failure of transportation, strikes or other work interruptions by either party's employees, or any other similar cause beyond the reasonable control of either party.

8.8 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision has never been a part of this Agreement; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

8.9 Amendments and Modification to Agreement. Any amendments or modifications to this Agreement shall be as mutually agreed.

8.10 Amendments and Agreement Execution. This Agreement and any amendments or exhibits shall be in writing and may be executed in multiple copies on behalf of AHC by its CEO, and on behalf of Manager by a duly authorized officer. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument.

8.11 Entire Agreement.. With respect to the subject matter of this Agreement, this Agreement supersedes all previous contracts and constitutes the entire agreement between the parties. neither party shall be entitled to benefits other than those specified herein. The parties specifically acknowledge that, in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others.

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8.12  HIPAA Business Associate Agreement. The parties agree to comply with the terms of the Business Associate Agreement attached hereto as Exhibit B and incorporated by reference

8.13 Arbitration. All disputes with respect to this Agreement shall be resolved by arbitration pursuant to the rules of the American Health Lawyers Association Dispute Resolution Service ("AHLA") then pertaining. The arbitration proceedings shall be held in Orlando, Florida. The parties may, if they are able to do so, agree upon one arbitrator; otherwise, there shall be three arbitrators selected to resolve disputes pursuant to this Section 8.13, one named in writing by each party within fifteen (15) days after notice of arbitration is served upon either party by the other and a third arbitrator selected by the two arbitrators selected by the parties within fifteen (15) days thereafter.

      If the two arbitrators cannot select a third arbitrator within such fifteen (15) days, either party may request that the AHLA select such third arbitrator. If one party does not choose an arbitrator within fifteen (15) days, the other party shall request that the AHLA name such other arbitrator. No one shall serve as arbitrator who is in any way financially interested in this Agreement or in the affairs of either party.

      Each of the parties hereto shall pay its own expenses of arbitration and one-half of the expenses of the arbitrators. If any position by either party hereunder, or any defense or objection thereto, is deemed by the arbitrators to have been unreasonable, the arbitrators shall assess, as part of their award against the unreasonable party or reduce the award to the unreasonable party, all or part of the arbitration expenses (including reasonable attorneys' fees) of the other party and of the arbitrators.

8.14 Cancellation. AHC may cancel this Agreement upon written notice to Manager following the issuance of an order by the Florida Office of Insurance Regulation directing AHC to cancel this Agreement pursuant to Section
      641.234 of the Florida Statutes.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, AHC and Manager have caused this Agreement to be executed, effective as of the day and year indicated above.

AHC:                                 America's Health Choice Medical Plans, Inc.

                                     By: /s/ Walter H. Janke, M.D.
                                         ---------------------------------------
                                     Name: Walter H. Janke, MD
                                     Title: Chief Executive Officer

MANAGER:                             NewQuest Management of Florida, LLC

                                     By: /s/ Herbert A. Fritch
                                         ---------------------------------------
                                     Name: Herbert A. Fritch
                                     Title: President and C.E.O.

                                    EXHIBIT A

                                 MANAGEMENT FEES

      AHC shall pay Manager a Management Fee, payable in arrears on a monthly basis (prorated for any partial period) from the effective date of this Agreement, equal to: (i) 16% of AHC's HMO Revenue for each month, less (ii) the HMO Expenses for such month. Payment of the Management Fee to Manager shall be made by AHC within 15 days following the end of each month and be accompanied by the details of the HMO Revenue and HMO Expense calculations.

      Notwithstanding the forgoing, the monthly Management Fee will be temporarily reduced to (i) 13% of AHC's HMO Revenues for each month, less (ii) HMO Expenses for such month, beginning on or after the date which is 120 days following the effective date of the Stock Purchase Agreement, and continuing until the earlier of termination of this Management Agreement or consummation of a transaction pursuant to the Stock Purchase Agreement.

      For illustrative purposes, the attached schedules set forth a form for the detail of HMO Revenue and HMO Expense to be provided as described above, and a sample calculation of the Management Fee that would have been paid had this agreement been in effect during April 2006.

                                    EXHIBIT B

                       HIPAA BUSINESS ASSOCIATE AGREEMENT

                       HIPAA BUSINESS ASSOCIATE AGREEMENT

      This HIPAA Business Associate Agreement ("Agreement") is made and entered into as of May 30, 2006 ("Effective Date"), by and between NewQuest Management of Florida, LLC, a Florida limited liability company ("Vendor") and America's Health Choice Health Plans, Inc., a Florida corporation ("AHC").

      AHC and Vendor agree that the parties enter into this Agreement in order to comply with the requirements of the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), its implementing privacy regulations (45 C.F.R. Part 160 and Part 164, Subparts A and E) (the "Privacy Rule"), and its implementing security regulations (45 C.F.R. Part 160 and Part 164, Subpart C) (the "Security Rule"). It is the understanding of the parties that Vendor is acting as a business associate (as defined under HIPAA and the Privacy Rule) of AHC when providing the services described below. The provisions of this Agreement shall apply to Vendor to the extent Vendor is acting as a business associate of AHC.

1.    1.  Privacy of Protected Health Information

      1.1. Services. Vendor will perform the services described in that certain Management Agreement, dated the date hereof, between AHC and Vendor ("Services") on behalf of AHC.

      1.2. Prohibition on Unauthorized Use or Disclosure. Vendor will neither use nor disclose Protected Health Information ("PHI") it creates or receives for or from AHC except as permitted or required by this Agreement or as Required By Law.

            1.2.1. In General. Vendor is permitted to use and disclose PHI it creates or receives for or from AHC:

                  (i) to perform the Services, provided that such use or disclosure is consistent with the terms of AHC's notice of privacy practices (see Section 1.7) and would not violate the Privacy Rule or the Security Rule, if done by AHC directly;

                  (ii) as otherwise permitted by law, provided that such use or disclosure would not violate the Privacy Rule or the Security Rule, if done by AHC directly and provided that AHC gives its prior written consent;

                  (iii) to perform Data Aggregation services relating to the health care operations of AHC; or

                  (iv) to report violations of the law to federal or state authorities consistent with 45 C.F.R.

                  Vendor may disclose PHI to subcontractors and agents to the extent necessary to assist AHC in using or disclosing PHI for the purposes set forth in this Section 1.2.1, provided that Vendor complies with Section 1.4.

            1.2.2. Vendor's Operations. Vendor may use PHI it creates or receives for or from AHC as necessary for Vendor's proper management and administration and to carry out Vendor's legal responsibilities (collectively, "Vendor's Operations"). Vendor may disclose PHI as necessary for Vendor's Operations only if:

                  (i)   the disclosure is Required By Law; or

                  (ii) Vendor obtains reasonable assurance, evidenced by a written contract, from any person or organization to which Vendor will disclose such PHI that the person or organization will: (1) hold such PHI in confidence and use or further disclose it only for the purpose for which Vendor disclosed it to the person or organization or as Required By Law; and (2) notify Vendor of any instance of which the person or organization becomes aware in which the confidentiality of such PHI was breached.

      1.3. Information Safeguards. Vendor will use appropriate administrative, technical and physical safeguards to prevent use or disclosure of PHI created or received for or from AHC (except for uses or disclosures provided for by this Agreement). Upon request, Vendor shall provide AHC with a description of the security measures it uses to protect PHI it possesses. Vendor agrees to implement administrative, technical and physical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of electronic PHI that Vendor creates, receives, maintains or transmits on behalf of AHC. Such safeguards for electronic PHI shall be consistent with the requirements applicable to Covered Entities under the Security Rule.

      1.4. Subcontractors and Agents. Vendor will require any of its subcontractors and agents, to which Vendor discloses any of the PHI that Vendor creates or receives for or from AHC, to agree by written contract to comply with the same privacy and security obligations as Vendor with respect to such PHI.

      1.5. Minimum Necessary. Vendor represents that the PHI requested, used or disclosed by Vendor shall be the minimum amount necessary to provide the Services, and Vendor shall comply with the requirements set forth in 45 C.F.R. Sections 164.502(b) and 164.514(d) applicable to Covered Entities. Vendor shall limit access to PHI to employees and contractors who are required to access such information to perform their job duties.

      1.6. Policies and Training. Vendor has policies in place regarding the confidential and secure treatment of PHI. Vendor shall require its employees to adhere to such policies and shall train its employees regarding the requirements of this Agreement and applicable confidentiality and security laws and regulations.

      1.7.  Obligations of AHC.

            1.7.1. AHC shall provide Vendor with a copy of the notice of privacy practices that AHC produces as required by 45 C.F.R. Section 164.520, and AHC shall promptly furnish Vendor with copies of any material changes to such notice.

            1.7.2. AHC shall promptly provide Vendor with any changes in, or revocation of, permission by an individual to use or disclose PHI, if such changes affect Vendor's permitted or required uses and disclosures.

            1.7.3. AHC shall promptly notify Vendor of any confidential communication request or restriction to the use or disclosure of PHI affecting Vendor that AHC has agreed to in accordance with 45 C.F.R. Section 164.522.

      1.8. De-Identification. Vendor may de-identify PHI it creates for or from AHC in accordance with 45 C.F.R. Section 164.514(b), provided that such de-identified information may be used and disclosed only consistent with applicable law.

2.    PROTECTED HEALTH INFORMATION ACCESS, AMENDMENT AND DISCLOSURE ACCOUNTING.

      2.1.  Access. To the extent required for Covered Entities by 45 C.F.R.
            Section 164.524, Vendor will permit AHC or, at AHC's request, an individual (or the individual's personal representative) to inspect and obtain copies of any PHI about the individual that Vendor created or received for or from AHC, that is in Vendor's custody or control and that is maintained in a Designated Record Set. Vendor will notify AHC of any request (including but not limited to subpoenas) that Vendor receives for access to PHI that is in Vendor's custody or control within five (5) business days of receipt of such request. AHC shall be responsible for making determination about access.

      2.2. Amendment. Vendor will, upon receipt of notice from AHC, promptly amend or permit AHC access to amend any portion of the PHI that Vendor created or received for or from AHC and that is in Vendor's custody or control so that AHC may meet its amendment obligations under 45 C.F.R. Section 164.526.

      2.3.  Disclosure Accounting.

            2.3.1. Disclosure Tracking. Vendor will record for each disclosure, not excepted from disclosure accounting under Section 2.3.2 below, that Vendor makes to a third party of PHI that Vendor creates or receives for or from AHC, (i) the disclosure date,
                   (ii) the name and (if known) address of the recipient of the disclosure, (iii) a brief description of the PHI disclosed, and (iv) a brief statement of the purpose of the disclosure. Items (i) - (iv) are collectively referred to as the "Disclosure Information." Vendor will make this Disclosure Information available to AHC promptly upon AHC's request.

            2.3.2. Exceptions from Disclosure Tracking. Vendor need not record
                   Disclosure Information or otherwise account for disclosures of PHI to any recipient or for any purpose excluded from the accounting obligation by the Privacy Rule.

            2.3.3. Disclosure Tracking Time Periods. Vendor shall have available for AHC the Disclosure Information required by Section 2.3.1 for the period requested, but for no longer than the six (6) years preceding AHC's request for the Disclosure Information (except Vendor need have no Disclosure Information for disclosures occurring before the effective date of any previous HIPAA business associate agreements between the parties or, if none, before the Effective Date).

      2.4. Inspection of Books and Records. Vendor will make its internal practices, books and records, relating to its use and disclosure of the PHI it creates or receives for or from AHC, available upon request to AHC or the Secretary of the U.S. Department of Health and Human Services to determine AHC's compliance with 45 C.F.R. Part 164.

3.    BREACH OF PRIVACY OBLIGATIONS.

      3.1. Reporting. Vendor will report to AHC any use or disclosure of PHI not permitted by this Agreement of which Vendor becomes aware. Vendor will also report to AHC any Security Incident involving electronic PHI of which Vendor becomes aware. Vendor will make any report required by this Section 3.1 to AHC promptly, but not later than five (5) business days after Vendor learns of such non-permitted use or disclosure or Security Incident. Any such report will at least (a) identify the nature of the non-permitted use or disclosure; (b) describe the PHI used or disclosed; (c) identify who made the non-permitted use or disclosure and, if applicable, who received the disclosures; and (d) describe what corrective action or other steps Vendor has or will take to prevent other occurrences and to mitigate any deleterious effect of the non-permitted use or disclosure.

      3.2. Mitigation. Vendor shall cooperate with, and take any action required by, AHC to mitigate, to the extent practicable, any harmful effect caused by a violation of this Agreement or applicable law.

      3.3. Indemnification. Vendor will indemnify and hold harmless AHC and its shareholders, officers, directors, employees or agents from and against any claim, cause of action, liability, damage, cost or expense, including attorneys' fees and court or proceeding costs, arising out of or in connection with any non-permitted use or disclosure of PHI under this Agreement by Vendor, any subcontractor or agent of Vendor or any person under Vendor's control.

4.    TERM AND TERMINATION OF AGREEMENT.

      4.1. Term. This Agreement shall be effective as of the Effective Date and shall remain in effect until Vendor ceases to provide the Services to AHC or this

            Agreement is terminated pursuant to Section 4.2, whichever is earlier. The underlying business arrangement regarding the provision of the Services shall automatically terminate upon termination of this Agreement for any reason.

      4.2. Right to Terminate. AHC may terminate this Agreement effective immediately if it determines that Vendor has breached a material provision of this Agreement and failed to cure such breach within thirty (30) days of AHC notifying Vendor of the breach. Vendor acknowledges that any material breach would result in irreparable harm to AHC and that AHC has the right to seek an injunction and other legal and equitable rights and remedies available under the law.

      4.3. Obligations upon Termination. Upon termination of this Agreement for any reason, Vendor will, if feasible, return to AHC or destroy all PHI maintained by Vendor in any form or medium that Vendor created or received for or from AHC, including all copies of such PHI. Further, Vendor shall recover any PHI in the possession of its agents and subcontractors and return to AHC or destroy all such PHI. Notwithstanding the foregoing, Vendor shall notify AHC and receive AHC's written consent prior to destroying any PHI created or received for or from AHC. In the event that Vendor determines that returning or destroying any PHI is infeasible, Vendor shall promptly notify AHC of the conditions that make return or destruction infeasible. With regard to any PHI that AHC agrees cannot feasibly be returned to AHC or destroyed, Vendor may maintain such PHI but shall continue to abide by the terms and conditions of this Agreement with respect to such information and shall limit its further use or disclosure of such information to those purposes that make return or destruction of the information infeasible. Vendor shall comply with this Section 4.3 within thirty (30) days of termination of this Agreement. Vendor shall provide AHC with written certification of its compliance with this Section 4.3 within forty-five (45) days of termination of this Agreement.

      4.4. Survival. Upon termination of this Agreement for any reason, all of Vendor's obligations under this Agreement shall survive termination and remain in effect (a) until Vendor has completed the return or destruction of PHI as required by Section 4.3 and (b) to the extent Vendor retains any PHI created or received for or from AHC pursuant to Section 4.3.

5.    GENERAL PROVISIONS.

      5.1. Definitions. The capitalized terms "Covered Entities," "Data Aggregation," "Designated Record Set," "Protected Health Information" and "Required By Law" have the meanings set forth in the Privacy Rule. The term "Security Incident" shall have the meaning set forth in the Security Rule.

      5.2. Amendment. In the event that any final regulation or amendment to final regulations is promulgated by the U.S. Department of Health and Human Services or other government regulatory authority with respect to PHI, this Agreement will automatically be amended top remain in compliance with such regulations, and

            Vendor shall promptly amend its contracts, if any, with subcontractors and agents to conform to the terms of this Agreement. Except as provided herein, this Agreement may be amended, modified, superseded, canceled, renewed or extended only by a written instrument executed by the parties herein.

      5.3. Regulatory References. A reference in this Agreement to a section of the Privacy Rule or the Security Rule means the section as in effect or as amended.

      5.4. Interpretation. Any ambiguity in this Agreement shall be resolved to permit AHC to comply with the Privacy Rule and the Security Rule. References in this Agreement to PHI created or received for or from AHC shall be interpreted to include, but not be limited to, PHI received on AHC's behalf by Vendor from other business associates of AHC. Nothing in this Agreement shall be construed to create any rights or remedies in any third parties.

      5.5. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been delivered when given in the manner set forth below to the following addresses or facsimile numbers:

            If to Vendor:                         If to AHC:

            NewQuest Management of Florida, LLC   America's Health Choice Health
                                                  Plans, Inc.
            44 Vantage Way, Suite 300             1175 South U.S. Highway 1
            Nashville, Tennessee 37228            Vero Beach, Florida 33962

      5.6. Waiver. The failure by any party at any time to require performance or compliance by another of any of its obligations or agreements shall in no way affect the right to require such performance or compliance at any time thereafter. The waiver by any party of a breach of any provisions hereof shall not be taken or held to be a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against which such waiver is sought to be enforced.

      5.7. Assignment. Neither party may assign or otherwise transfer its rights or obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the other party. This Agreement shall be binding upon and insure to the benefit of each party hereto, its successors and permitted assigns.

      5.8. Miscellaneous. The section headings contained in this Agreement are for the purpose of convenience only and are not intended to define or limit the contents of such sections. In this Agreement, unless the context requires otherwise, the singular includes the plural, the plural the singular, and the word "or" is used in the inclusive sense. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to evidence one and the same agreement. This Agreement and its validity, construction, and performance shall be governed in all respects by the laws of the State of Florida and by the Privacy Rule and the Security Rule. To the extent there are any inconsistencies between this Agreement and any other agreement relating to the Services, this Agreement will govern.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the dates identified below.

FOR AHC                                             FOR VENDOR

By: /s/ Walter H. Janke, M.D.                       By: /s/ Herbert A. Fritch
    ----------------------------------                  ------------------------

Name: Walter H. Janke, M.D.                         Name: Herbert A. Fritch

Title: C.E.O.                                       Title: President and C.E.O.

Date: May 30, 2006                                  Date: May 30, 2006